MFS CALIFORNIA INSURED MUNICIPAL FUND

                                                      CERTIFICATION OF AMENDMENT
                                                     TO THE DECLARATION OF TRUST

Pursuant to Article IX, Section 7 of the Amended and Restated Declaration of Trust dated August 10, 1999, as amended (the "Declaration"), of MFS California Insured Municipal Fund (the "Trust"), the Trustees of the Trust hereby amend
Article I, Section 1 of the Declaration to read in its entirety as follows:

                  "Section 1. This Trust shall be known as "MFS California Municipal Fund," and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine."

Pursuant to Article IX, Section 7 of the Declaration, this instrument shall be effective upon the filing of this instrument with the Secretary of State of The Commonwealth of Massachusetts.

         IN WITNESS WHEREOF, a majority of the Trustees of the Trust have executed this amendment, in one or more counterparts, all constituting a single instrument, as an instrument under seal in The Commonwealth of Massachusetts, as of October 1, 2010 and further certify, as provided by the provisions of Article IX, Section 7 of the Declaration, that this amendment was duly adopted by the undersigned in accordance with Section 7 of the Declaration.






ROBERT E. BUTLER

Robert E. Butler
c/o MFS Investment Management
500 Boylston Street

Boston, MA 02116


LAWRENCE H. COHN

Lawrence H. Cohn
c/o MFS Investment Management
500 Boylston Street

Boston, MA 02116


MAUREEN F. GOLDFARB
-------------------
Maureen F. Goldfarb
c/o MFS Investment Management
500 Boylston Street

Boston, MA 02116


DAVID H. GUNNING
PersonNameDavid H. Gunning
c/o MFS Investment Management
500 Boylston Street

Boston, MA 02116


WILLIAM R. GUTOW
PersonNameWilliam R. Gutow
c/o MFS Investment Management
500 Boylston Street

Boston, MA 02116


MICHAEL HEGARTY

Michael Hegarty
c/o MFS Investment Management
500 Boylston Street

Boston, MA 02116


JOHN P. KAVANAUGH
-----------------
John P. Kavanaugh
c/o MFS Investment Management
500 Boylston Street

Boston, MA 02116


ROBERT J. MANNING
-----------------
Robert J. Manning
MFS Investment Management
500 Boylston Street

Boston, MA 02116


ROBERT C. POZEN

Robert C. Pozen
MFS Investment Management
500 Boylston Street

Boston, MA 02116


J. DALE SHERRATT

J. Dale Sherratt
c/o MFS Investment Management
500 Boylston Street

Boston, MA 02116


LAURIE J. THOMSEN
-----------------
Laurie J. Thomsen
c/o MFS Investment Management
500 Boylston Street

Boston, MA 02116


ROBERT W. UEK

Robert W. Uek
c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116